                                                                    Exhibit 99.2

                 Certification of Chief Financial Officer under
                  Section 906 of the Sarbanes-Oxley Act of 2002

      I hereby certify that the Quarterly Report on Form 10-Q of O'Sullivan Industries Holdings, Inc. for the quarter ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of O'Sullivan Industries Holdings, Inc.


Date: February 13, 2003                         /s/ Phillip J. Pacey
                                               ---------------------------
                                                    Phillip J. Pacey
                                                  Senior Vice President
                                               and Chief Financial Officer